HSBC INVESTOR FUNDS
HSBC Investor Opportunity Fund
HSBC Investor Balanced Fund
HSBC Investor Growth and Income Fund

Supplement dated December 20, 2002, to the Prospectus and Statement of Additional
Information dated January 30, 2002

Disclosure relating to the HSBC Investor Opportunity Fund:

The Board of Trustees of HSBC Investor Portfolios and HSBC Asset Management (Americas) Inc., as investment manager, have selected Westfield Capital Management, LLC ("Westfield") to replace MFS Institutional Advisers, Inc. as sub-adviser to the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"), effective on or about January 19, 2003. Westfield will provide investment sub-advisory services to the Portfolio pursuant to an investment sub-advisory agreement between HSBC Asset Management (Americas) Inc. and Westfield. As compensation for the services provided and expenses assumed by Westfield, Westfield will receive an investment sub-advisory fee of 0.55% of the Portfolio's average daily net assets. In accordance with the manager of managers exemptive order received from the Securities and Exchange Commission, an Information Statement providing addition details about the appointment of Westfield as the sub-adviser to the Portfolio will be mailed to shareholders within 120 days of the change in sub-advisers.

Westfield, a subsidiary of Boston Private Financial Holdings, was founded in 1989 and specializes in growth equity portfolios. Its principal office is located at One Financial Center, Boston, MA 02111. Westfield has approximately $2.9 billion in assets under management, representing approximately 500 accounts.

Westfield uses a team approach to investment management. The team consists of 7 professionals with an average 17 years of investment experience. Westfield's goal is to deliver consistent investment results where its investment philosophy may be maintained through teamwork rather than individual efforts.

Disclosure relating to the HSBC Investor Balanced Fund and the HSBC Investor Growth and Income Fund:

Thomas D'Auria, CFA, Acting Chief Investment Officer, U.S. Equities, has assumed day-to-day portfolio management responsibility for the Balanced Fund and the Growth and Income Fund. Prior to joining HSBC in late 1997, Mr. D'Auria worked as Vice President and Senior Fund Analyst at Merrill Lynch Asset Management for four years.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.